UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2008

Date of reporting period: March 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global High Income Fund

March 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 27, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein  Global  High Income Fund (the “Fund”) for the annual reporting period ended March 31, 2008. The Fund is a closed-end fund that trades under the New York Stock exchange symbol “AWF.” On April 13, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Alliance World Dollar Government Fund, Inc. in exchange for shares of the Fund.

Investment Objective and Policies

This closed-end fund seeks high current income and, secondarily, capital appreciation. The Fund invests, without limit, in securities denominated in non-U.S. currencies as well as those denominated in the U.S. dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of U.S. and non-U.S. corporate issuers. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 3 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 39.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global).

The Fund underperformed its benchmark for the six- and 12-month periods ended March 31, 2008. All of the Fund’s underperformance for the year was generated in the global flight to quality in the last six months of the annual period. The Fund’s U.S. dollar emerging market country allocation, particularly an overweight in Argentina—which underperformed—detracted from performance for both periods. The Fund’s allocation to corporate debt, particularly high yield, also detracted for both periods as a global flight from risk emerged. Contributing positively for both the six- and 12-month periods was the Fund’s currency and local debt exposure, particularly in Brazil, Turkey and Peru. Within the Fund’s credit allocation, an underweight within the lowest credit quality tier, as well as an underweight in the beleaguered housing industry contributed to performance. The Fund’s use of leverage contributed positively as well.

Market Review and Investment Strategy

Fear of the spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider during the annual period ended March 31, 2008. Investor risk aversion significantly increased, leading to a wholesale flight from risk with little regard for geography. In an effort to stem the financial turmoil, the U.S. Federal Reserve (the “Fed”) moved aggressively during the period to inject liquidity into the financial system and lowered official rates from 5.25% to 2.25% between September 2007 and March 2008.

Central banks in Europe, Canada and Australia have also acted to inject

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	1

liquidity into the market, though they have not matched the Fed’s interest-rate cuts, as inflation is a greater concern in many of those regions. The Fed’s larger interest-rate cuts also put more pressure on the U.S. dollar, which has fallen significantly against other major currencies in the 12-month period. Despite aggressive central bank action, investor sentiment remained fragile at the end of the period.

During the annual period, government securities fared best in the flight to quality. Global developed government bonds returned 7.69% (hedged to the U.S. dollar), with U.S. Treasuries far outperforming at 12.48%, according to J.P. Morgan. Within the global corporate arena, overall credit metrics remained robust and corporate profitability remained well above average. For the year, global investment-grade corporates returned a weak 1.20%, according to the Merrill Lynch Global Broad Market Corporate Index, as returns were dampened by the credit and financial crisis. In an environment of heightened risk aversion, global high yield corporate debt fared worse, returning -4.40% for the review period, also according to Merrill Lynch.

Overall growth in emerging market countries remained quite strong throughout much of the period, aided by solid commodity prices. Despite the global financial turmoil, emerging market debt prices demonstrated a reasonable level of stability. According to the JPM EMBI Global, U.S. dollar emerging market debt posted a positive return of 4.45% for the year. U.S. dollar emerging market debt spreads widened 154 basis points during the period to end at 324 basis points over duration-neutral Treasuries. Local emerging market debt (unhedged to the U.S. dollar) performed strongly for the year, returning 16.01% as the U.S. dollar continued to weaken against most foreign currencies. Local debt held within the Fund included Brazil, which returned 25.71%; Turkey, which returned 22.17%; and Peru, which returned 19.64%, all providing very strong returns.

Both the management team’s quantitative and fundamental analysis signaled that security-specific opportunities within high-yield debt improved. Consequently, risk was selectively added within the Fund’s high-yield allocation, especially where supported by the team’s fundamental views. The risk/return profile for high yield looked more attractive after the recent bout of spread widening in the latter half of the annual period. Additionally, the Fund remained highly diversified within its high-yield holdings. The team did, however, remain concerned about the lower-quality segment of the high-yield debt market, where spreads have not widened as much on a risk-adjusted basis.

The team’s fundamental and quantitative research led them to maintain Fund holdings in select emerging-market debt. Among the Fund’s U.S.-dollar-denominated holdings were Russia, Brazil, Peru, Panama and the Philippines. The team also continued to hold unhedged positions in local-currency-denominated Brazilian, Turkish and Peruvian debt.

2	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Global High Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AWF.” Weekly comparative and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” For additional shareholder information regarding this Fund, please see page 60.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a fund portfolio. In addition, such index does not reflect the impact of leverage. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans and Eurobonds. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund invests primarily in foreign securities which may result in significant fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainty in foreign countries. The Fund may invest in securities of emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. Price fluctuation in the Fund’s portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. At the discretion of the Fund’s Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade (i.e., “junk bonds”) and up to 50% in securities that are not readily marketable. These high-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. The Fund utilizes leverage, which increases volatility since leverage magnifies both positive and negative performance. The Fund maintains asset coverage of at least 300%. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global High Income Fund (NAV)	-0.16%	2.94%

J.P. Morgan Emerging Markets Bond Index Global	3.29%	4.45%

The Fund’s Market Price per share on March 31, 2008, was $13.10. The Fund’s Net Asset Value price per share on March 31, 2008, was $13.81. For additional Financial Highlights, please see page 44.

See Historical Performance and Benchmark disclosures on previous page.

4	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

March 31, 2008

PORTFOLIO STATISTICS

Net Assets ($bil): $1.1

*	All data are as of March 31, 2008. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.7% or less in the following countries: Australia, Belgium, Bermuda, Canada, Cayman Islands, Dominican Republic, Ecuador, El Salvador, France, Germany, Hong Kong, Hungary, Ireland, Jamaica, Japan, Kazakhstan, Lebanon, Luxembourg, Malaysia, Netherlands, Nigeria, Pakistan, Singapore, South Africa, South Korea, Supranational, Ukraine, United Kingdom and Uruguay.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	5

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2008

		Principal Amount (000)	U.S. $ Value

CORPORATE BONDS – 44.3%
Australia – 1.2%
HBOs Treasury Series 2006 8.84%, 4/13/09(a)(b)	NZD	15,800	$12,320,234

Belgium – 0.1%
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(c)	US$	1,550	1,085,000

Bermuda – 0.2%
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)		1,920	1,946,400
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15(a)		650	654,875

			2,601,275

Brazil – 1.0%
Banco BMG SA 9.15%, 1/15/16(a)(c)		3,300	3,308,250
Usiminas Commercial Ltd 7.25%, 1/18/18(a)(c)		2,219	2,302,212
Vale Overseas Ltd. 6.875%, 11/21/36(a)		5,552	5,417,170

			11,027,632

Canada – 1.1%
Bombardier, Inc. 6.30%, 5/01/14(a)(c)		1,655	1,572,250
8.00%, 11/15/14(a)(c)		1,050	1,081,500
Cascades, Inc. 7.25%, 2/15/13(a)		1,300	1,147,250
Celestica, Inc. 7.875%, 7/01/11(a)		1,300	1,277,250
Fairfax Financial Holdings Ltd. 7.75%, 6/15/17(a)		1,250	1,206,250
Nortel Networks Corp. 6.875%, 9/01/23(a)		1,000	615,000
Nortel Networks Ltd. 10.75%, 7/15/16(a)		600	548,250
Novelis, Inc. 7.25%, 2/15/15(a)		1,160	1,026,600
OPTI Canada, Inc. 8.25%, 12/15/14(a)		1,200	1,188,000
Quebecor Media, Inc. 7.75%, 3/15/16(a)		1,740	1,587,750
Shaw Communications, Inc. 7.20%, 12/15/11(a)		200	206,000

			11,456,100

6	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cayman Islands – 0.2%
Seagate Technology HDD Holding 6.375%, 10/01/11(a)	US$	1,600	$1,580,000

El Salvador – 0.3%
MMG Fiduc (AES El Salv) 6.75%, 2/01/16(a)(c)		3,100	3,151,201

France – 0.1%
CIE Generale De Geophysique 7.50%, 5/15/15(a)		580	588,700

Germany – 0.2%
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)(c)		2,256	2,401,963

Hong Kong – 0.7%
Chaoda Modern Agriculture 7.75%, 2/08/10(a)(c)		3,976	3,777,200
Noble Group Ltd. 6.625%, 3/17/15(a)(c)		4,731	4,064,809

			7,842,009

Indonesia – 0.1%
Majapahit Holding BV 7.875%, 6/29/37(a)(c)		699	639,585

Ireland – 0.2%
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)		1,500	1,395,000
Red Arrow Intl Leasing PLC 8.375%, 6/30/12(a)	RUB	18,658	803,622

			2,198,622

Jamaica – 0.3%
Digicel Ltd. 9.25%, 9/01/12(a)(c)	US$	3,416	3,390,380

Japan – 0.0%
Aiful Corp. 6.00%, 12/12/11(a)(c)		552	511,953

Kazakhstan – 0.5%
ALB Finance BV 9.25%, 9/25/13(a)(c)		2,985	2,417,850
Kazkommerts International BV 8.50%, 4/16/13(a)(c)		3,000	2,639,100

			5,056,950

Luxembourg – 0.5%
Nell AF SARL 8.375%, 8/15/15(a)(c)		1,500	1,095,000
Gallery Capital SA 10.125%, 5/15/13(a)(c)		900	729,000
RS Finance (RSB) 7.50%, 10/07/10(a)(c)		3,412	3,078,477

			4,902,477

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Multinational – 0.1%
MagnaChip Semiconductor SA 8.00%, 12/15/14(a)	US$	1,300	$741,000

Netherlands – 0.2%
NXP BV/NXP Funding LLC 7.008%, 10/15/13(a)(b)		500	412,500
9.50%, 10/15/15(a)		750	616,875
Sensata Technologies BV 8.00%, 5/01/14(a)		800	704,000

			1,733,375

Peru – 0.6%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)(c)		2,382	2,717,780
Southern Copper Corp. 7.50%, 7/27/35(a)		3,000	3,076,254

			5,794,034

Russia – 4.5%
Alfa Bond Issuance PLC 8.625%, 12/09/15(a)(d)		2,360	2,247,758
Evraz Group SA 8.25%, 11/10/15(a)(c)		3,933	3,854,340
Gallery Capital SA 10.125%, 5/15/13(a)(c)		1,667	1,360,855
Gaz Capital SA 6.212%, 11/22/16(a)(c)		814	752,950
6.51%, 3/07/22(a)(c)		29,966	26,801,983
Gazstream SA 5.625%, 7/22/13(a)(c)		1,382	1,377,198
GPB Eurobond (Gazprombk) 6.50%, 9/23/15(a)		1,950	1,828,125
RS Finance (RSB) 7.50%, 10/07/10(a)(c)		1,933	1,763,089
TNK-BP Finance SA 7.50%, 7/18/16(a)(c)		5,777	5,420,876
VTB Capital SA 6.609%, 10/31/12(a)(c)		2,300	2,235,025

			47,642,199

Singapore – 0.2%
Avago Technologies Finance 10.125%, 12/01/13(a)		950	1,002,250
Flextronics International Ltd. 6.50%, 5/15/13(a)		1,350	1,289,250

			2,291,500

South Africa – 0.1%
Foodcorp Ltd. 8.875%, 6/15/12(a)(c)	EUR	1,000	974,093

8	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

South Korea – 0.1%
C&M Finance Ltd. 8.10%, 2/01/16(a)(c)	US$	1,405	$1,415,537

United Kingdom – 0.3%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(c)		530	509,752
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(c)		2,100	1,632,750
Inmarsat Finance PLC 7.625%, 6/30/12(a)		1,000	997,500
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(a)(d)		299	285,373

			3,425,375

United States – 31.5%
ACCO Brands Corp. 7.625%, 8/15/15(a)		250	221,250
The AES Corp. 7.75%, 3/01/14(a)		2,200	2,213,750
8.00%, 10/15/17(a)		800	810,000
Affinia Group, Inc. 9.00%, 11/30/14(a)		1,375	1,187,656
AK Steel Corp. 7.75%, 6/15/12(a)		1,300	1,311,375
Algoma Acquisition Corp. 9.875%, 6/15/15(a)(c)		1,100	951,500
Alion Science and Technology Corp. 10.25%, 2/01/15(a)		1,300	734,500
Allbritton Communications Co. 7.75%, 12/15/12(a)		1,450	1,421,000
Allegheny Energy Supply 8.25%, 4/15/12(a)(c)		1,650	1,782,000
Allied Waste North America, Inc. 6.875%, 6/01/17(a)		1,230	1,205,400
Series B
7.125%, 5/15/16(a)		350	349,125
7.375%, 4/15/14(a)		1,250	1,229,688
Allison Transmission 11.00%, 11/01/15(a)(c)		2,585	2,248,950
Alltel Corp. 7.875%, 7/01/32(a)		1,950	1,287,000
AMC Entertainment, Inc. 11.00%, 2/01/16(a)		1,745	1,633,756
American Media Operations, Inc. 8.875%, 1/15/11(a)		1,250	825,000
American Real Estate Partners LP 7.125%, 2/15/13(a)		2,185	1,982,888
American Tower Corp. 7.00%, 10/15/17(a)(c)		685	686,713
7.125%, 10/15/12(a)		1,350	1,380,375

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Amkor Technology, Inc. 9.25%, 6/01/16(a)	US$	1,995	$1,920,188
AMR Corp. 9.00%, 8/01/12		830	614,200
Aquila, Inc. 14.875%, 7/01/12(a)		1,350	1,663,875
Aramark Corp. 8.50%, 2/01/15(a)		1,625	1,629,063
Arch Western Finance LLC 6.75%, 7/01/13(a)		700	698,250
Asbury Automotive Group, Inc. 8.00%, 3/15/14(a)		1,375	1,196,250
Associated Materials, Inc. 11.25%, 3/01/14(a)(e)		1,650	1,126,125
Avis Budget Car Rental 7.75%, 5/15/16(a)		2,000	1,630,000
Bausch & Lomb, Inc. 9.875%, 11/01/15(a)(c)		925	941,188
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)		1,955	1,745,496
Beazer Homes USA, Inc. 6.875%, 7/15/15(a)		1,000	715,000
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)		700	610,750
10.25%, 3/01/16(a)		800	616,000
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14(a)		1,650	1,101,375
Boston Scientific Corp. 6.00%, 6/15/11(a)		500	487,500
Boyd Gaming Corp. 7.75%, 12/15/12(a)		1,300	1,202,500
Broder Brothers Co. Series B 11.25%, 10/15/10(a)		700	472,500
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)		1,250	965,625
CA, Inc. 4.75%, 12/01/09(a)		500	503,312
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)		900	875,250
Capital One Financial Corp. 6.75%, 9/15/17(a)		1,287	1,220,812
Caraustar Industries, Inc. 7.375%, 6/01/09(a)		750	510,000
Case Corp. 7.25%, 1/15/16(a)		1,565	1,518,050

10	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Case New Holland, Inc. 7.125%, 3/01/14(a)	US$	1,985	$1,945,300
CCH I Holdings LLC 11.75%, 5/15/14(a)		3,850	1,944,250
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(c)		9,900	9,392,625
Centennial Communications Corp. 10.00%, 1/01/13(a)		1,300	1,209,000
Chaparral Energy, Inc. 8.875%, 2/01/17(a)		1,250	1,084,375
Chesapeake Energy Corp. 6.375%, 6/15/15(a)		1,800	1,746,000
6.50%, 8/15/17(a)		425	410,125
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)(c)		500	450,000
Cincinnati Bell, Inc. 8.375%, 1/15/14(a)		1,550	1,453,125
CIT Group, Inc. 5.40%, 1/30/16(a)		1,000	791,316
Citizens Communications Co. 6.25%, 1/15/13(a)		1,300	1,176,500
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)		3,355	2,415,600
Community Health Systems, Inc. 8.875%, 7/15/15(a)		1,615	1,621,056
Complete Production Services, Inc. 8.00%, 12/15/16(a)		1,355	1,300,800
Continental Airlines, Inc. Series RJO3
7.875%, 7/02/18(a)		756	642,633
Cooper-Standard Automotive, Inc. 7.00%, 12/15/12(a)		1,375	1,182,500
Couche-Tard, Inc. 7.50%, 12/15/13(a)		1,375	1,371,562
Countrywide Financial Corp. 6.25%, 5/15/16(a)		1,000	811,377
Cricket Communications, Inc. 9.375%, 11/01/14(a)		1,815	1,719,712
Crown Americas 7.625%, 11/15/13(a)		1,300	1,326,000
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)		500	473,750
CSC Holdings, Inc. 7.625%, 7/15/18(a)		2,000	1,825,000
DaVita, Inc. 7.25%, 3/15/15(a)		1,000	975,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dean Foods Co. 7.00%, 6/01/16(a)	US$	1,175	$1,028,125
Del Monte Corp. 6.75%, 2/15/15(a)		1,000	957,500
Dex Media, Inc. 9.00%, 11/15/13(a)(e)		1,250	900,000
DirecTV Holdings LLC 6.375%, 6/15/15(a)		1,700	1,585,250
Dole Food Co., Inc. 8.875%, 3/15/11(a)		1,200	972,000
Dollar General Corp. 10.625%, 7/15/15(a)		1,190	1,148,350
Domtar Corp. 5.375%, 12/01/13(a)		1,820	1,592,500
DR Horton, Inc. 6.00%, 4/15/11(a)		1,500	1,357,500
Duane Reade Inc. 9.75%, 8/01/11(a)		1,300	1,085,500
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)		1,900	1,776,500
8.375%, 5/01/16(a)		1,460	1,445,400
Echostar DBS Corp. 6.625%, 10/01/14(a)		1,535	1,396,850
7.125%, 2/01/16(a)		1,000	932,500
Edison Mission Energy 7.00%, 5/15/17(a)		1,925	1,915,375
7.50%, 6/15/13(a)		700	717,500
7.75%, 6/15/16(a)		700	721,000
Education Management LLC 10.25%, 6/01/16(a)		1,050	834,750
El Paso Corp. 7.375%, 12/15/12(a)		1,000	1,009,961
Embarq Corp. 7.082%, 6/01/16(a)		1,750	1,656,790
Energy Future Holdings Corp. 10.875%, 11/01/17(a)(c)		975	984,750
Enterprise Products Operating LP 8.375%, 8/01/66(a)(d)		1,545	1,503,841
Series B 6.65%, 10/15/34(a)		1,000	974,465
First Data Corp. 9.875%, 9/24/15(a)(c)		1,687	1,387,557
Ford Motor Co. 7.45%, 7/16/31(a)		2,250	1,485,000
Ford Motor Credit Co. 7.00%, 10/01/13(a)		3,700	2,886,070
7.127%, 1/13/12(a)(b)		500	369,870
Forest Oil Corp. 7.25%, 6/15/19(a)		1,035	1,053,113

12	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

FPL Group Capital, Inc. 6.35%, 10/01/66(a)(d)	US$	2,185	$1,987,067
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)		1,580	1,676,775
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)		1,550	1,212,875
10.125%, 12/15/16(a)		1,500	1,012,500
French Lick Resorts & Casino LLC 10.75%, 4/15/14(a)(c)		1,250	750,000
Gaylord Entertainment Co. 8.00%, 11/15/13(a)		1,300	1,205,750
General Motors Acceptance Corp. 6.75%, 12/01/14(a)		2,795	1,978,024
6.875%, 9/15/11(a)		500	382,682
8.00%, 11/01/31(a)		820	587,687
General Motors Corp. 8.375%, 7/15/33(a)		3,920	2,763,600
Georgia Gulf Corp. 10.75%, 10/15/16(a)		1,500	982,500
Georgia-Pacific Corp. 7.125%, 1/15/17(a)(c)		800	740,000
8.875%, 5/15/31(a)		450	400,500
The Goodyear Tire & Rubber Co. 9.00%, 7/01/15(a)		1,500	1,586,250
Grant Prideco, Inc. Series B 6.125%, 8/15/15(a)		575	587,937

Graphic Packaging International Corp. 9.50%, 8/15/13(a)		1,300	1,248,000
Greektown Holdings LLC 10.75%, 12/01/13(a)(c)		1,000	910,000
GSC Holdings Corp. 8.00%, 10/01/12(a)		1,200	1,269,000
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)		450	452,250
Harrah’s Operating Co., Inc. 5.625%, 6/01/15(a)		3,804	2,206,320
5.75%, 10/01/17(a)		196	108,780
6.50%, 6/01/16(a)		1,615	956,887
Hawaiian Telcom Communications, Inc. Series B 9.75%, 5/01/13(a)		1,300	702,000
12.50%, 5/01/15(a)		250	90,000
HCA, Inc. 6.375%, 1/15/15(a)		2,210	1,870,212
9.25%, 11/15/16(a)		1,850	1,919,375
Healthsouth Corp. 10.75%, 6/15/16(a)		1,650	1,732,500

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(a)(c)	US$	500	$500,000
Hertz Corp. 8.875%, 1/01/14(a)		750	710,625
10.50%, 1/01/16(a)		1,050	983,062
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.565%, 11/15/14(a)(b)		1,650	1,542,750
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(c)		1,105	1,035,937
Hines Nurseries, Inc. 10.25%, 10/01/11(a)		1,000	570,000
Host Hotels & Resorts LP 6.875%, 11/01/14(a)		950	904,875
Host Marriott LP
Series O 6.375%, 3/15/15(a)		1,500	1,395,000
Series Q 6.75%, 6/01/16(a)		300	280,500
Hughes Network Systems LLC 9.50%, 4/15/14(a)		1,050	1,044,750
Huntsman International LLC 7.875%, 11/15/14(a)		850	901,000
IASIS Healthcare Corp. 8.75%, 6/15/14(a)		1,500	1,492,500

Idearc, Inc. 8.00%, 11/15/16(a)		1,750	1,133,125
International Steel Group, Inc. 6.50%, 4/15/14(a)		500	514,787
Invacare Corp. 9.75%, 2/15/15(a)		1,000	1,005,000
iPayment, Inc. 9.75%, 5/15/14(a)		750	665,625
Iron Mountain, Inc. 6.625%, 1/01/16(a)		1,350	1,285,875
IStar Financial, Inc. 5.15%, 3/01/12(a)		1,000	740,000
Series 1 5.875%, 3/15/16(a)		1,250	875,000
JC Penney Corp., Inc. 7.40%, 4/01/37(a)		1,000	924,299
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)		1,300	1,171,625
JPMorgan Chase 7.00%, 6/28/17(a)(c)	RUB	168,000	5,811,772
KB Home 5.875%, 1/15/15(a)	US$	305	263,825
7.75%, 2/01/10(a)		600	573,750

14	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Key Energy Services, Inc. 8.375%, 12/01/14(a)(c)	US$	1,000	$997,500
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)		1,200	672,000
Kinder Morgan Finance Co. 5.70%, 1/05/16(a)		250	236,875
L-3 Communications Corp. 5.875%, 1/15/15(a)		800	766,000
Lamar Media Corp. 6.625%, 8/15/15(a)		1,350	1,188,000
Lear Corp. Series B 5.75%, 8/01/14(a)		865	692,000
8.50%, 12/01/13(a)		600	534,000
8.75%, 12/01/16(a)		1,505	1,284,894
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)		1,000	903,387
Series MTNG 4.80%, 3/13/14(a)		1,000	868,993
Level 3 Financing, Inc. 8.75%, 2/15/17(a)		1,350	1,026,000
9.25%, 11/01/14(a)		540	441,450
Levi Strauss & Co. 8.875%, 4/01/16(a)		1,300	1,241,500

Liberty Media Corp. 5.70%, 5/15/13(a)		1,300	1,138,207
8.25%, 2/01/30(a)		350	293,725
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(c)		600	619,892
7.80%, 3/15/37(a)(c)		495	415,681
Limited Brands, Inc. 5.25%, 11/01/14(a)		873	742,367
6.90%, 7/15/17(a)		320	285,073
LIN Television Corp. 6.50%, 5/15/13(a)		1,330	1,233,575
Lucent Technologies, Inc. 6.50%, 1/15/28(a)		1,350	965,250
LVB Acquisition Merger Sub., Inc. 11.625%, 10/15/17(a)(c)		1,600	1,600,000
M/I Homes, Inc. 6.875%, 4/01/12(a)		1,500	1,282,500
MacDermid, Inc. 9.50%, 4/15/17(a)(c)		1,125	1,006,875
Merisant Co. 9.50%, 7/15/13(a)		1,000	710,000
Meritage Homes Corp. 6.25%, 3/15/15(a)		750	562,500
MetroPCS Wireless, Inc. 9.25%, 11/01/14(a)		1,300	1,196,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MGM Mirage 6.625%, 7/15/15(a)	US$	3,000	$2,610,000
7.625%, 1/15/17(a)		2,500	2,275,000
Michaels Stores, Inc. 10.00%, 11/01/14(a)		1,000	875,000
11.375%, 11/01/16(a)		500	392,500
Mirant Americas Generation LLC 8.50%, 10/01/21(a)		1,770	1,606,275
Mobile Satellite Ventures LP 14.00%, 4/01/13(a)(c)(e)		1,000	605,000
Mohegan Tribal Gaming Auth. 7.125%, 8/15/14(a)		2,050	1,681,000
Momentive Performance Materials, Inc. 10.125%, 12/01/14(a)(f)		750	652,500
11.50%, 12/01/16(a)		750	570,938
The Mosaic Co. 7.875%, 12/01/16(a)(c)(g)		1,435	1,542,625
Motorola, Inc. 6.50%, 9/01/25(a)		1,250	1,026,456
Multiplan, Inc. 10.375%, 4/15/16(a)(c)		500	457,500
Neenah Foundary Co. 9.50%, 1/01/17(a)		800	552,000
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(a)(f)		800	800,000
10.375%, 10/15/15(a)		500	500,000
New Albertsons, Inc. 7.45%, 8/01/29(a)		2,200	2,025,773
NewMarket Corp. 7.125%, 12/15/16(a)		870	848,250
NewPage Corp. 10.00%, 5/01/12(a)		1,350	1,370,250
Nextel Communications, Inc. Series D 7.375%, 8/01/15(a)		1,180	908,600
NRG Energy, Inc. 7.375%, 2/01/16 – 1/15/17(a)		2,690	2,625,025
Outback Steakhouse Inc. 10.00%, 6/15/15(a)(c)		1,000	630,000
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)		2,835	2,820,825
Owens Corning, Inc. 6.50%, 12/01/16(a)		1,015	841,441
7.00%, 12/01/36(a)		1,155	835,177
PanAmSat Corp. 9.00%, 8/15/14(a)		700	705,250
Peabody Energy Corp. Series B 6.875%, 3/15/13(a)		1,500	1,522,500

16	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penn National Gaming, Inc. 6.875%, 12/01/11(a)	US$	800	$752,000
PetroHawk Energy Corp. 9.125%, 7/15/13(a)		1,100	1,130,250
Pinnacle Entertainment, Inc. 7.50%, 6/15/15(a)(c)		1,000	787,500
Pinnacle Foods Finance LLC 10.625%, 4/01/17(a)		1,000	850,000
Plains Exploration & Production Co. 7.75%, 6/15/15(a)		1,090	1,087,275
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(c)		1,450	1,319,500
Pride International, Inc. 7.375%, 7/15/14(a)		655	681,200
PSEG Energy Holdings LLC 8.50%, 6/15/11(a)		400	423,094
Quality Distribution LLC 9.00%, 11/15/10(a)		1,721	1,075,625
Quiksilver, Inc. 6.875%, 4/15/15(a)		1,350	1,086,750
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)		1,900	1,805,000
Qwest Corp. 6.875%, 9/15/33(a)		1,000	800,000
Rainbow National Services LLC 8.75%, 9/01/12(a)(c)		500	511,250
10.375%, 9/01/14(a)(c)		985	1,044,100
Range Resources Corp. 7.50%, 5/15/16(a)		500	512,500
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)		1,400	1,309,000
11.75%, 8/01/16(a)		350	302,750
The Reader's Digest Association, Inc. 9.00%, 2/15/17(a)(c)		1,000	710,000
Realogy Corp. 10.50%, 4/15/14(a)		1,335	897,788
12.375%, 4/15/15(a)		500	222,500
Regency Energy Partners 8.375%, 12/15/13(a)		933	951,660
Reliant Energy, Inc. 7.625%, 6/15/14(a)		1,190	1,181,075
7.875%, 6/15/17(a)		855	850,725
Residential Capital LLC 8.375%, 6/30/10(a)		1,475	741,188
8.50%, 4/17/13(a)		1,795	870,575
8.875%, 6/30/15(a)		1,280	620,800
Reynolds American, Inc. 7.25%, 6/01/13(a)		1,350	1,429,867
7.625%, 6/01/16(a)		1,300	1,367,813

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

RH Donnelley Corp. Series A-1 6.875%, 1/15/13(a)	US$	500	$305,000
Series A-3 8.875%, 1/15/16(a)		2,165	1,369,363
Rite Aid Corp. 6.875%, 8/15/13(a)		600	396,000
9.25%, 6/01/13(a)		1,000	825,000
9.375%, 12/15/15(a)		1,095	859,575
9.50%, 6/15/17(a)		436	342,260
Sally Holdings LLC 9.25%, 11/15/14(a)		800	798,000
Sanmina Corp. 8.125%, 3/01/16(a)		1,550	1,371,750
Sbarro, Inc. 10.375%, 2/01/15(a)		1,500	1,245,000
Select Medical Corp. 7.625%, 2/01/15(a)		1,400	1,106,000
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)		800	760,000
Serena Software, Inc. 10.375%, 3/15/16(a)		200	184,250
Service Corp. International 6.75%, 4/01/16(a)		1,485	1,436,738
Sierra Pacific Resources 8.625%, 3/15/14(a)		600	630,037
Simmons Co. 10.00%, 12/15/14(a)		1,500	967,500
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)		1,275	1,074,188
Six Flags, Inc. 9.625%, 6/01/14(a)		1,000	565,000
9.75%, 4/15/13(a)		700	402,500
SLM Corp. 4.50%, 7/26/10(a)		465	381,542
5.125%, 8/27/12(a)		1,215	937,409
5.375%, 5/15/14(a)		1,000	750,470
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(a)		1,000	840,000
Spectrum Brands, Inc. 7.375%, 2/01/15(a)		1,645	1,069,250
Sprint Capital Corp. 6.875%, 11/15/28(a)		3,000	2,235,000
Standard Pacific Corp. 6.50%, 8/15/10(a)		750	573,750
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)		1,000	973,024
Stater Brothers Holdings 8.125%, 6/15/12(a)		1,300	1,303,250

18	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Station Casinos, Inc. 6.625%, 3/15/18(a)	US$	4,015	$2,228,325
6.875%, 3/01/16(a)		500	291,250
Sun Healthcare Group, Inc. 9.125%, 4/15/15(a)		800	772,000
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)		1,300	1,313,000
10.25%, 8/15/15(a)		300	301,500
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)(c)		1,050	735,000
Tenet Healthcare Corp. 7.375%, 2/01/13(a)		1,350	1,204,875
9.875%, 7/01/14(a)		650	628,875
Tenneco, Inc. 8.625%, 11/15/14(a)		800	786,000
Terex Corp. 8.00%, 11/15/17(a)		1,415	1,407,925
Terrestar Networks, Inc. 15.00%, 2/15/14(a)(c)(f)		1,295	1,139,424
Tesoro Corp. 6.50%, 6/01/17(a)		1,380	1,235,100
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)(c)		2,000	1,992,500
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)		1,300	1,313,000
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)		1,500	1,356,749
Toys R US, Inc. 7.375%, 10/15/18(a)		1,300	900,250
Travelport LLC 9.875%, 9/01/14(a)		1,300	1,166,750
Trimas Corp. 9.875%, 6/15/12(a)		1,250	1,087,500
Trinity Industries, Inc. 6.50%, 3/15/14(a)		1,400	1,358,000
Tronox Worldwide LLC/Tronox Finance Corp. 9.50%, 12/01/12(a)		1,250	1,068,750
Tropicana Entertainment LLC 9.625%, 12/15/14(a)		750	389,063
Trump Entertainment Resorts, Inc. 8.50%, 6/01/15(a)		200	135,000
TRW Automotive, Inc. 7.25%, 3/15/17(a)(c)		2,300	2,093,000
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10-9/15/14(a)(c)		900	868,500
TXU Corp. Series P 5.55%, 11/15/14(a)		1,550	1,210,304
Series Q 6.50%, 11/15/24(a)		1,550	1,100,621

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Unisys Corp. 8.00%, 10/15/12(a)	US$	1,250	$1,075,000
United Rentals North America, Inc. 6.50%, 2/15/12(a)		1,500	1,357,500
7.75%, 11/15/13(a)		500	407,500
United States Steel Corp. 6.65%, 6/01/37(a)		1,000	845,303
7.00%, 2/01/18(a)		1,000	976,796
Universal City Florida Holding Co. 8.375%, 5/01/10(a)		400	392,000
Universal Hospital Services, Inc. 8.288%, 6/01/15(a)(b)		500	445,000
Univision Communications, Inc. 7.85%, 7/15/11(a)		1,000	887,500
US Shipping Partners LP Shipping Finance Corp. 13.00%, 8/15/14(a)		800	733,000
Vanguard Health Holding Co. 11.25%, 10/01/15(a)(e)		1,650	1,262,250
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)		1,750	1,710,625
Verso Paper Holdings LLC and Verson Paper, Inc. Series B 11.375%, 8/01/16(a)		800	734,000
Viant Holdings, Inc. 10.125%, 7/15/17(a)(c)		633	512,730
Visant Corp. 7.625%, 10/01/12(a)		1,000	972,500
Visant Holding Corp. 8.75%, 12/01/13(a)		500	467,500
Visteon Corp. 7.00%, 3/10/14(a)		1,800	1,138,500
8.25%, 8/01/10(a)		250	204,375
Washington Mutual, Inc. 5.25%, 9/15/17(a)		1,000	755,000
WCI Communities, Inc. 6.625%, 3/15/15(a)		750	352,500
West Corp. 9.50%, 10/15/14(a)		500	447,500
11.00%, 10/15/16(a)		500	422,500
William Lyon Homes, Inc. 10.75%, 4/01/13(a)		500	260,000
Williams Cos, Inc. 7.625%, 7/15/19(a)		2,805	2,994,338
Windstream Corp. 8.125%, 8/01/13(a)		950	933,375
8.625%, 8/01/16(a)		950	933,375

20	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WMG Holdings Corp. 9.50%, 12/15/14(a)(e)	US$	2,700	$1,404,000
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)		1,500	1,443,750
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)		895	863,675

			332,239,134

Total Corporate Bonds (cost $501,411,239)			467,010,328

SOVEREIGN BONDS – 32.9%
Argentina – 4.0%
Republic of Argentina 3.092%, 8/03/12(a)(b)		16,272	13,776,130
7.00%, 10/03/15(a)		4,506	3,424,560
7.82%, 12/31/33(a)	EUR	11,749	13,215,744
8.28%, 12/31/33(h)	US$	9,027	7,401,811
Series GDP 1.318%, 12/15/35(a)(d)		3	356
Series V 7.00%, 3/28/11(a)		3,375	3,056,156
10.50%, 6/12/12(a)	ARS	3,788	959,853

			41,834,610

Brazil – 2.8%
Republic of Brazil 7.125%, 1/20/37(h)	US$	27,055	29,084,125

Colombia – 1.9%
Republic of Colombia 7.375%, 9/18/37(a)		9,099	9,758,678
10.75%, 1/15/13(a)		8,433	10,425,296

			20,183,974

Dominican Republic – 0.9%
Dominican Republic 8.625%, 4/20/27(a)(c)		4,015	4,275,975
Dominican Republic STP Zero Coupon, 5/12/08(a)(c)		2,485	2,351,177
Zero Coupon, 7/23/09(a)(c)		3,150	2,592,149

			9,219,301

Ecuador – 1.2%
Republic of Ecuador 9.375%, 12/15/15(a)(c)		5,331	5,397,637
10.00%, 8/15/30(a)(c)(g)		7,837	7,601,890

			12,999,527

El Salvador – 0.6%
Republic of El Salvador 7.625%, 9/21/34(a)(c)		2,642	2,866,570
7.65%, 6/15/35(a)(c)		3,469	3,659,795

			6,526,365

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Indonesia – 2.8%
Indonesia Recap Linked Note 11.00%, 10/22/14(a)	US$	10,440	$9,153,583
Republic of Indonesia 6.625%, 2/17/37(a)(c)		3,650	3,370,875
6.75%, 3/10/14(a)(c)		8,135	8,554,500
6.875%, 3/09/17-1/17/18(a)(c)		4,706	4,929,535
8.50%, 10/12/35(a)(c)		3,568	4,040,760

			30,049,253

Jamaica – 0.4%
Government of Jamaica 9.25%, 10/17/25(a)		663	735,930
10.625%, 6/20/17(a)		2,988	3,548,250

			4,284,180

Lebanon – 1.2%
Lebanese Republic 7.875%, 5/20/11(a)(c)		2,805	2,741,887
10.125%, 8/06/08(a)(c)		8,480	8,563,274
11.625%, 5/11/16(a)(c)		1,262	1,436,648

			12,741,809

Pakistan – 0.2%
Republic of Pakistan 6.875%, 6/01/17(a)(c)		2,624	2,256,640

Panama – 2.2%
Republic of Panama 6.70%, 1/26/36(a)		3,139	3,225,323
8.875%, 9/30/27(a)		10,586	13,444,220
9.375%, 4/01/29(a)		4,621	6,076,615

			22,746,158

Peru – 1.0%
Republic of Peru 7.35%, 7/21/25(a)	US$	3,665	4,123,125
8.75%, 11/21/33(h)		5,308	6,887,130

			11,010,255

Philippines – 4.4%
Republic of Philippines 7.75%, 1/14/31(a)		8,942	9,981,060
8.25%, 1/15/14(h)		13,445	15,394,525
9.50%, 2/02/30(a)		2,125	2,773,125
9.875%, 1/15/19(h)		14,521	18,550,578

			46,699,288

South Africa – 0.8%
Republic of South Africa 5.875%, 5/30/22(a)		2,850	2,622,000
7.375%, 4/25/12(a)		5,901	6,387,833

			9,009,833

22	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey – 0.4%
Republic of Turkey 6.875%, 3/17/36(a)	US$	5,000	$4,462,500

Ukraine – 1.1%
Government of Ukraine
6.385%, 6/26/12(a)(c)		2,500	2,525,000
6.58%, 11/21/16(a)(c)		4,363	4,313,916
7.65%, 6/11/13(a)(c)		2,441	2,596,614
Ukraine Government International Bond 6.75%, 11/14/17(a)(c)		1,794	1,767,090

			11,202,620

Uruguay – 1.0%
Republic of Uruguay
7.625%, 3/21/36(a)		1,700	1,723,375
7.875%, 1/15/33(a)(f)		4,950	5,172,245
8.00%, 11/18/22(a)		3,354	3,588,327

			10,483,947

Venezuela – 5.5%
Republic of Venezuela
5.75%, 2/26/16(a)		12,824	10,002,330
6.00%, 12/09/20(a)		9,610	6,918,840
7.00%, 12/01/18(a)(c)		16,282	13,188,420
7.65%, 4/21/25(a)		12,667	10,165,267
8.50%, 10/08/14(a)		2,793	2,585,285
9.25%, 9/15/27(a)		1,494	1,419,300
9.375%, 1/13/34(a)		10,103	9,345,275
13.625%, 8/15/18(a)		3,938	4,784,670

			58,409,387

Total Sovereign Bonds (cost $339,636,843)			343,203,772

TREASURIES – 9.5%
Colombia – 1.1%
Republic of Colombia
11.75%, 3/01/10(a)	COP	2,820,000	1,568,204
12.00%, 10/22/15(a)		17,937,000	10,294,606

			11,862,810

Hungary – 1.7%
Republic of Hungary
6.50%, 8/12/09(h)	HUF	2,578,600	14,979,587
Series 10/C
6.75%, 4/12/10(a)		520,000	2,979,517

			17,959,104

Mexico – 3.1%
Mexican Bonos
Series M
9.00%, 12/22/11(a)	MXN	92,523	9,163,008
Series MI10
9.00%, 12/20/12(a)		239,947	24,000,489

			33,163,497

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 2.6%
Peru Bono Soberano
6.90%, 8/12/37(a)	PEN	5,091	$1,820,695
7.84%, 8/12/20(a)		2,280	910,174
8.20%, 8/12/26(a)		57,664	23,911,563

			26,642,432

South Africa – 0.8%
Republic of South Africa
Series R008
13.00%, 8/31/09(a)	ZAR	20,157	2,571,668
Series R154
13.00%, 8/31/10(a)		20,157	2,656,780
Series R155
13.00%, 8/31/10(a)		20,157	2,736,978
Series R196
10.00%, 2/28/09(a)		6,000	735,996

			8,701,422

United States – 0.2%
U.S. Treasury
4.50%, 5/15/17(a)	US$	1,500	1,630,078

Total Treasuries (cost $97,195,429)			99,959,343

EMERGING MARKETS – TREASURIES – 7.1%
Brazil – 4.2%
Republic of Brazil
10.25%, 1/10/28(a)	BRL	4,079	2,170,027
12.50%, 1/05/16-1/05/22(a)		68,645	42,549,637

			44,719,664

Colombia – 0.2%
Republic of Colombia
9.85%, 6/28/27(a)	COP	3,624,000	1,778,671

Turkey – 2.7%
Turkey Government Bond
Zero Coupon, 11/26/08(a)	TRY	29,527	19,845,472
16.00%, 3/07/12(a)		11,938	8,337,722

			28,183,194

Total Emerging Markets – Treasuries (cost $69,146,683)			74,681,529

NON-AGENCY FIXED RATE CMBS – 3.2%
Credit Suisse Mortgage Capital Certificates
Series 2008-C1, Class A2
6.219%, 2/15/41(a)	US$	8,200	8,164,543
Series 2006-C4, Class A3
5.467%, 9/15/39(a)		5,615	5,444,295
Series 2006-C4, Class AM
5.509%, 9/15/39(a)		5,900	5,355,315

24	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities
Series 2006-CB15, Class AM
5.855%, 6/12/43(a)	US$	670	$627,549
Merrill Lynch Countrywide Commercial Mortgage Series 2006-4, Class AM 5.204%, 12/12/49(a)		8,050	7,156,696
Morgan Stanley Capital I Series 2006-IQ12, Class AM 5.37%, 12/15/43(a)		7,700	6,890,486

Total Non-Agency Fixed Rate CMBS (cost $33,022,310)			33,638,884

NON-INVESTMENT GRADE LOANS – 2.5%
United States – 2.5%
Alltel Corp. 5.55%, 5/18/15(d)		1,500	1,347,810
Aramark Corp. 0.00%, 1/26/14*		705	656,463
0.00%, 1/26/14*		45	41,749
Ashmore Energy International 0.00%, 3/30/12*		97	82,364
0.00%, 3/30/14*		903	767,636
Carestream Health Inc. 0.00%, 4/30/13*		1,000	819,170
Celanese U.S. Holdings LLC 6.228%, 4/02/14(d)		1,000	930,500
Charter Communications Holding 8.50%, 3/06/14(d)		1,250	1,212,500
CSC Holdings Inc. 4.75%, 3/29/13(d)		1,250	1,162,788
First Data Corp. 0.00%, 9/24/14*		1,496	1,344,746
Firstlight Power Resources Inc. 0.00%, 11/01/13*		445	366,256
0.00%, 11/01/13*		55	44,379
0.00%, 5/01/14*		1,000	775,000
Ford Motor Co. 0.00%, 12/16/13*		1,250	1,023,012
Freescale Semiconductor Inc 0.00%, 11/26/13*		1,250	1,053,825
Graham Packaging 0.00%, 1/26/14*		1,000	912,750
Graphic Packaging Holding Co 0.00%, 10/07/11*		1,250	1,139,062
Harrah’s Operating Co., Inc. 0.00%, 1/28/15*		1,500	1,373,535
HCA Inc. 4.946%, 11/18/13(d)		1,750	1,609,335

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hexion Specialty 0.00%, 5/05/13*	US$	822	$763,004
0.00%, 5/05/13*		178	165,746
Idearc, Inc. 0.00%, 11/17/14*		1,500	1,197,750
Landsource Communities 0.00%, 2/27/13*		1,095	805,713
Sabre Inc. 0.00%, 9/30/14*		1,250	1,024,650
SunGard Data Systems Inc. 0.00%, 2/11/13*		750	695,940
Thomson Learning 5.20%, 7/04/14(d)		1,250	1,064,688
Txu Corp. 0.00%, 10/31/14*		1,750	1,592,867
Univision Communications Inc. 4.953%-5.493%, 9/29/14(d)		1,250	982,288
West Corp. 0.00%, 10/24/13*		1,250	1,225,000

Total Non-Investment Grade Loans (cost $26,312,855)			26,180,526

SUPRANATIONALS – 2.0%
Supranational – 2.0%
Inter-American Development Bank Series INTL 13.00%, 6/20/08(a)	ISK	717,000	9,417,695
International Bank for Reconstruction & Development Series GMTN 9.75%, 8/02/10(a)	ZAR	36,530	4,390,834
International Finance Corp. 11.00%, 7/01/09(a)		63,170	7,747,415

Total Supranationals (cost $26,062,336)			21,555,944

QUASI-SOVEREIGN BONDS – 1.4%
Malaysia – 0.7%
Petronas Capital Ltd. 7.00%, 5/22/12(a)(c)	US$	6,437	7,210,727

Mexico – 0.4%
Pemex Project Funding Master Trust 5.75%, 3/01/18(a)(c)		4,028	4,098,490

Russia – 0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)(c)		3,254	3,011,642

Total Quasi-Sovereign Bonds (cost $14,093,988)			14,320,859

26	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 0.6%
Uruguay – 0.6%
Republic Orient of Uruguay 3.70%, 6/26/37(a)	UYU	77,478	$3,370,582
Uruguay Government International Bond 4.25%, 4/05/27(a)		50,220	2,485,108

Total Inflation-Linked Securities (cost $5,258,080)			5,855,690

		Shares
WARRANTS – 0.2%
Central Bank of Nigeria, expiring 11/15/20(i)		10,750	2,472,500
Republic of Venezuela, expiring 4/15/20(i)		45,599	0

Total Warrants (cost $0)			2,472,500

NON-CONVERTIBLE – PREFERRED STOCKS – 0.2%
Non Corporate Sectors – 0.2%
Federal National Mortgage Association 8.25% (cost $1,761,250)(a)		70,450	1,694,323

		Principal Amount (000)
REGIONAL BONDS – 0.1%
Colombia – 0.1%
Bogota Distrio Capital 9.75%, 7/26/28(a)(c) (cost $1,345,586)	COP	2,871,000	1,327,540

SHORT-TERM INVESTMENTS – 0.4%
Time Deposit – 0.4%
The Bank of New York 1.25%, 4/01/08	US$	567	567,000
Societe Generale 2.71%, 4/01/08		3,800	3,800,000

Total Short-Term Investments (cost $4,367,000)			4,367,000

Total Investments – 104.0% (cost $1,119,613,599)			1,096,268,238
Other assets less liabilities – (4.0)%			(41,709,669)

Net Assets – 100.0%			$1,054,558,569

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	27

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Citigroup Global Markets, Inc. (Federal Republic of Brazil, 12.25%, 3/6/30)	$21,380	3.09%	8/20/10	$1,104,692
Citigroup Global Markets, Inc. (Republic of Philippines, 10.625%, 3/16/25)	4,590	4.95	3/20/09	188,985
JPMorgan Chase (OAO Gazprom, 10.50%, 10/21/09)	12,210	1.04	10/20/10	(381,048)
JPMorgan Chase Bank (Petroleos De Venezuela, 6.62%, 5/20/09)	9,570	6.62	5/20/09	(60,284)
Lehman Brothers (Republic of Venzuela, 9.25%, 9/15/27)	11,430	0.69	4/20/08	(512)

TOTAL RETURN SWAP (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Lehman Brothers (TRS 2% Issuer Cap Constrained HY Index, 7/1/08)	$25,000	2.32%	7/01/08	$ (62,826)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Mexican Nuevo Peso settling 4/22/08	9,363	$863,315	$877,138	$13,823

Sale Contracts:
Brazilian Real settling 4/02/08	2,396	1,415,100	1,365,341	49,759
Brazilian Real settling 4/02/08	4,552	2,705,700	2,594,370	111,330
Brazilian Real settling 5/05/08	6,948	3,948,460	3,933,072	15,388
Euro settling 5/29/08	688	1,067,412	1,082,845	(15,433)
Hungarian Forint settling 4/24/08	1,719,900	10,349,000	10,379,693	(30,693)
Hungarian Forint settling 4/24/08	1,326,418	7,690,500	8,005,007	(314,507)
Mexican Nuevo Peso settling 4/22/08	150,280	13,882,070	14,079,112	(197,042)
South African Rand settling 5/22/08	52,123	6,478,720	6,345,272	133,448

28	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
ABN Amro	2.00%	12/31/08	$18,671,925
JPMorgan Chase	2.40	4/01/08	13,323,400
JPMorgan Chase	2.45	4/24/08	26,725,225
JPMorgan Chase	2.25	12/31/08	7,807,242
JPMorgan Chase	2.40	12/31/08	14,593,757
JPMorgan Chase	2.55	12/31/08	6,916,500

			$88,038,049

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $970,336,255.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2008.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $240,902,278 or 22.8% of net assets.

(d)	Variable rate coupon, rate shown as of March 31, 2008.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Pay-In-Kind Payments (PIK).

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2008.

(h)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $92,297,756.

(i)	Non-income producing security.

*	Unfunded loan commitment. The Fund is obligated to fund these commitments at the borrower’s discretion.

Currency Abbreviations:

ARS –	Argentine Peso
BRL –	Brazilian Real
COP –	Colombian Peso
EUR –	Euro Dollar
HUF –	Hungarian Forint
MXN –	Mexican Peso
NZD –	New Zealand Dollar
PEN –	Peruvian New Sol
RUB –	Russian Rouble
TRY –	New Turkish Lira
UYU –	Uruguayan Peso
ZAR –	South African Rand

Glossary:

GMTN – Global Medium Term Note

STP – Structured Product

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2008

Assets
Investments in securities, at value (cost $1,119,613,599)	$1,096,268,238
Cash	6,578,272
Foreign cash, at value (cost $2,686,336)	2,631,756
Due from broker	6,916,500
Unrealized appreciation of swap contracts	1,293,677
Unrealized appreciation of forward currency exchange contracts	323,748
Receivable for investment securities sold and foreign currency transactions	42,241,304
Interest receivable	23,841,817

Total assets	1,180,095,312

Liabilities
Due to broker	2,648,533
Unrealized depreciation of forward currency exchange contracts	557,675
Unrealized depreciation of swap contracts	504,670
Reverse repurchase agreements	88,038,049
Payable for investment securities purchased and foreign currency transactions	32,534,084
Advisory fee payable	806,132
Administrative fee payable	29,745
Accrued expenses	417,855

Total liabilities	125,536,743

Net Assets	$1,054,558,569

Composition of Net Assets
Capital stock, at par	$763,361
Additional paid-in capital	1,033,169,810
Undistributed net investment income	10,841,092
Accumulated net realized gain on investment and foreign currency transactions	32,758,767
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(22,974,461)

$1,054,558,569

Net Asset Value Per Share—100 million shares of capital stock authorized, $.01 par value (based on 76,336,108 shares outstanding)	$13.81

See notes to financial statements.

30	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2008

Investment Income
Interest (Net of foreign taxes withheld of $49,445)	$97,690,243
Dividends	44,398	$97,734,641

Expenses
Advisory fee (see Note B)	9,918,636
Custodian	661,815
Administrative	146,264
Audit	73,367
Registration	58,771
Transfer agency	51,563
Legal	50,455
Directors’ fees	45,590
Printing	4,329
Miscellaneous	47,385

Total expenses before interest expense	11,058,175
Interest expense	5,775,973

Total expenses		16,834,148

Net investment income		80,900,493

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		56,755,381
Swap contracts		1,953,544
Foreign currency transactions		9,130,326
Net change in unrealized appreciation/depreciation of:
Investments		(110,807,950)
Swap contracts		(3,125,592)
Foreign currency denominated assets and liabilities		(362,236)

Net loss on investment and foreign currency transactions		(46,456,527)

Net Increase in Net Assets from Operations		$34,443,966

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2008	Year Ended March 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$80,900,493	$61,755,409
Net realized gain on investment and foreign currency transactions	67,839,251	40,545,294
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(114,295,778)	7,628,258

Net increase in net assets from operations	34,443,966	109,928,961
Dividends and Distributions to Shareholders from
Net investment income	(84,436,029)	(66,464,867)
Net realized gain on investment and foreign currency transactions	(39,800,623)	– 0	–
Capital Stock Transactions
Shares issued in connection with the acquisition of Alliance World Dollar Government Fund, Inc.	117,099,497 (a)	– 0	–

Total increase	27,306,811	43,464,094
Net Assets
Beginning of period	1,027,251,758	983,787,664

End of period (including undistributed net investment income of $10,841,092 and $1,956,647, respectively)	$1,054,558,569	$1,027,251,758

(a)	Net of $1,844 paid to shareholders in lieu of fractional shares.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”), formerly Alliance World Dollar Government Fund II, Inc., was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	33

Notes to Financial Statements

“Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

34	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to an Amended Administration Agreement, the Fund reimburses the Adviser for its costs, including legal and accounting costs, in serving as Administrator of the Fund; provided, however, that the reimbursement may not exceed the prior fee of .15% of average weekly net assets. For the year ended March 31, 2008, the Fund paid the Adviser $146,264 for its administrative services, representing .01% of the Fund’s average weekly net assets.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2008, the fund reimbursed $1,400 to ABIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2008, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$783,484,801	$859,809,012
U.S. government securities	1,505,098	–0	–

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	35

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts and foreign currency transactions) are as follows:

Cost	$1,120,175,626

Gross unrealized appreciation	$38,561,148
Gross unrealized depreciation	(62,468,536)

Net unrealized depreciation	$(23,907,388)

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.” A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not

36	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value.

For the year ended March 31, 2008, the Fund had no transactions in written options.

3. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	37

Notes to Financial Statements

swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2008, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $84,180,000 with net unrealized appreciation of $789,007 and terms ranging from 1 month to 3 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty from which it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. At March 31, 2008, the Fund had no Buy Contracts outstanding with the same referenced obligations and same counterparties as Sales Contracts outstanding.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund

38	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended March 31, 2008, the average amount of reverse repurchase agreements outstanding was $137,414,515 and the daily weighted average interest rate was 4.37%.

5. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Capital Stock

During the years ended March 31, 2008 and March 31, 2007, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	39

Notes to Financial Statements

liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk — The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes.

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

40	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

NOTE F

Acquisition of Alliance World Dollar Government Fund, Inc. by AllianceBernstein Global High Income Fund (the “Fund”)

On April 13, 2007, the Fund acquired all of the net assets and assumed all of the liabilities of Alliance World Dollar Government Fund, Inc. (“AWG”) in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the stockholders of AWG at a Special Meeting of Stockholders held on January 19, 2007. As a result of the acquisition, stockholders of AWG received shares of the Fund equivalent to the aggregate net asset value of the shares they held in AWG. Stockholders participating in AWG’s dividend reinvestment plan received full and fractional shares of the Fund. Other stockholders received cash in lieu of fractional shares. On April 13, 2007, the acquisition was accomplished by a tax-free exchange of 8,687,393 shares of the Fund for 8,897,498 shares of Alliance World Dollar Government Fund, Inc. The aggregate net assets of the Fund and Alliance World Dollar Government Fund, Inc. immediately before the acquisition were $1,001,015,960 and $128,584,856 (including $11,483,514 of net unrealized depreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,129,600,816.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2008 and March 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$93,428,602	$66,464,867
Long-term capital gain	30,808,050	–0	–

Total taxable distributions	124,236,652	66,464,867

Total distributions paid	$124,236,652	$66,464,867

As of March 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,407,782
Undistributed long-term capital gains	32,608,826
Accumulated capital and other losses	(1,299,644	)(a)
Unrealized appreciation/(depreciation)	(24,091,566	)(b)

Total accumulated earnings/(deficit)	$20,625,398

(a)	For the year ended March 31, 2008, the portfolio deferred losses on straddle of $1,299,644.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income and the realization for tax purpose of gain/losses on certain derivative instruments.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	41

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, tax character of paydown gain/losses, foreign currency transactions, the tax treatment of bond premium, and merger related adjustment resulted in a net decrease in distributions in excess of net investment income, a decrease in accumulated net realized gain on investment transactions, and an increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as

42	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On September 28, 2007, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes.” Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2005-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	43

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Year Ended March 31,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 15.19	$ 14.54	$ 13.55	$ 13.59	$ 11.42

Income From Investment Operations
Net investment income(b)	1.07	.91	.90	.87	.99
Net realized and unrealized gain (loss) on investment transactions	(.77)	.72	.99	(.08)	2.36

Net increase in net asset value from operations	.30	1.63	1.89	.79	3.35

Less: Dividends and Distributions
Dividends from net investment income	(1.13)	(.98)	(.90)	(.83)	(1.18)
Distributions from net realized gain on investment and foreign currency transactions	(.55)	— 0	—	— 0	—	— 0	—	— 0	—

Total dividends and distributions	(1.68)	(.98)	(.90)	(.83)	(1.18)

Net asset value, end of period	$ 13.81	$ 15.19	$ 14.54	$ 13.55	$ 13.59

Market value, end of period	$ 13.10	$ 13.85	$ 12.59	$ 11.80	$ 12.91

Discount	(5.14)%	(8.82)%	(13.41)%	(12.92)%	(5.00)%
Total Return
Total investment return based on:(c)
Market value	7.09%	18.52%	14.62%	(1.96)%	29.27%
Net asset value	2.94%	12.55%	15.28%	6.94%	30.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,054,559	$1,027,252	$983,788	$916,838	$919,453
Ratio to average net assets of:
Expenses	1.53%	1.68%	1.23%	1.30%	1.29%
Expenses, excluding interest expense	1.00%	1.06%	1.15%	1.28%	1.25%
Net investment income	7.34%	6.24%	6.33%	6.50%	7.65%
Portfolio turnover rate	67%	68%	79%	147%	158%

See footnote summary on page 45.

44	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Financial Highlights

(a)	As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to April 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended March 31, 2004, was to decrease net investment income per share by $0.06 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.06, and decrease the ratios of net investment income and expenses to average net assets by 0.50% and 0.20%, respectively.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	45

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc., formerly Alliance World Dollar Government Fund II, Inc., (the “Fund”), including the portfolio of investments, as of March 31, 2008, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund at March 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 23, 2008

46	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

The Fund designates $30,808,050 as long-term capital gain dividends. 15.6% of the ordinary income dividends paid by the Fund during the fiscal year ended March 31, 2008 qualify as “interest related dividends” for non-U.S. shareholders.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	47

Tax Information

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

48	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Additional Information

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	49

Additional Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

Supplemental Proxy Information

The Annual Meeting of the Stockholders of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was held on March 28, 2008.

A description of the proposal and number of shares voted at the Meeting are as follows:

	Director	Voted for	Authority Withheld
1. To elect Class Two Directors: (terms expire in 2011)	William H. Foulk, Jr.	68,554,498	1,503,747
	D. James Guzy	68,530,451	1,527,793
	John H. Dobkin	68,612,783	1,445,461

2. To elect a Class Three Director: (term expires in 2009)	Garry L. Moody	68,613,557	1,444,687

50	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

The Bank of New York

One Wall Street

New York, NY 10286

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Fernando Grisales, Michael Mon, Douglas J. Peebles and Matthew S. Sheridan, members of the Global Fixed Income Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications — As required, on April 28, 2008, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	51

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., (“SCB & Co.”) LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor since prior to 2003.	98	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, *** Chairman of the Board 75 (1993)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	100	None

David H. Dievler, # 78 (1993)	Independent Consultant. Until December 1994 he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”), (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	99	None

52	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 66 (1993)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, a Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	98	None

Michael J. Downey, # 64 (2005)	Private investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	98	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	98	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; member of the Council on Foreign Relations.	98	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	53

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	97	None

Marshall C. Turner, Jr., # 66 (2005)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

Earl D. Weiner, # 68 (2007)	Of-Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board, Sustainable Forestry Management Limited.	98	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

+	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

54	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer, 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2003.

Paul J. DeNoon, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Vincent S. Noto, 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	55

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors requested from the Adviser, and received and evaluated extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the

56	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory and Administration Agreements, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	57

each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared to the JP Morgan Emerging Markets Bond Index Global (the “Index”) for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods. The directors noted that the Fund was in the 4th quintile of the Performance Group in the 1-year period, 5th quintile of the Performance Group in the 3-year period and 2 out of 4 of the Performance Group in the 5- and 10-year periods, and that the Fund outperformed the Index (which is not leveraged) in all periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to the Administrator) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such reductions since 2004. The directors noted that the Fund’s contractual advisory fee rate was higher than the fee rate charged to an open-end emerging market debt fund managed by the Adviser, and that the Fund’s fee rate exceeded the rate paid by the open-end fund prior to the settlement related reduction. The directors further noted that in 2005 the directors considered and approved the Adviser’s proposal, in response to the directors’ request for advisory and administration fee reductions, to amend the Advisory Agreement to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator’s proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

The Adviser informed the directors that there are no institutional products offered by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser’s Form ADV and noted that the Adviser charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., emerging

58	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

market fixed income). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include closed-end funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual management fee rate of 91.0 basis points was lower than the Expense Group and Expense Universe medians. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors also noted that the Fund’s total expense ratio was higher than the Expense Group and Expense Universe medians, but that this related primarily to the Fund’s interest expense which in turn reflected the Fund’s use of significant leverage. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized. In this regard the directors took account of the fact that the Fund’s net assets had increased modestly by the acquisition of a much smaller fund, Alliance World Dollar Government Fund, Inc., effective April 13, 2007.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	59

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. The Fund’s NYSE trading symbol is “AWF.” Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.”

Information Regarding New or Amended Investment Policies

The Fund’s Board of Directors recently approved a broader investment policy that permits the Fund to invest in other investment companies to the full extent permitted by the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder. The Board of Directors also approved the Fund’s investments of uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

Summary of General Information

60	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	61

AllianceBernstein Family of Funds

NOTES

62	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GHIF-0151-0308

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler, William H. Foulk, Jr. and Gary L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit - Related
		Audit Fees	Fees	Tax Fees
AB Global High Income Fund	2007	$59,000	$5,083	$19,950
	2008	$63,000	$12,200	$10,807

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global High Income Fund	2007	$1,007,078	$158,704
			$(138,754)
			$(19,950)
	2008	$1,103,883	$167,771
			$(156,964)
			$(10,807)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

David H. Dievler	Nancy P. Jacklin
John H. Dobkin	D. James Guzy
Michael J. Downey	Gary. L Moody
William H. Foulk, Jr.	Marshall C. Turner, Jr.
Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

October 2006

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1 Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4 Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4 Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of and investment decisions for the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul DeNoon; principally responsible for the Fund since August 2002-Senior Vice President of AllianceBerntein L.P. (“AB”) and Director of Emerging Market Debt	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2003, and Director of Emerging Market Debt.

Fernando Grisales; since January 2005-Assistant Vice President of AB	Assistant Vice President of AB, with which he has been associated since October 2001. He provided trade support to Alliance’s Bernstein Private Wealth Group from prior to 2003 until June 2003. From June 2003 until January 2005, he worked as a portfolio assistant for the Global Fixed Income Team and became an Assistant Portfolio Manager for the Global Fixed Income: Emerging Markets Investment Team in January 2005.

Michael L. Mon; since August 2002-Vice President of AB	Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

Douglas J. Peebles; since August 2002-Executive Vice President of AB, Chief Investment Officer and Co-Head of Fixed Income	Executive Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2003, and Chief Investment Officer and Co-Head of Fixed Income.

Matthew Sheridan; since October 2005-Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2008.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Matthew Sheridan	12	$5,802,000,000	NONE	NONE
Michael Mon	12	$5,802,000,000	NONE	NONE
Paul DeNoon	14	$5,916,000,000	1	$20,000,000
Fernando Grisales	12	$5,802,000,000	NONE	NONE
Douglas Peebles	36	$20,323,000,000	2	$20,000,000

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Matthew Sheridan	22	$15,432,000,000	NONE	NONE
Michael Mon	22	$15,432,000,000	NONE	NONE
Paul DeNoon	32	$16,652,000,000	1	199,000,000
Fernando Grisales	22	$15,432,000,000	NONE	NONE
Douglas Peebles	65	$30,293,000,000	3	$3,206,000,000

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Matthew Sheridan	139	$27,998,000,000	5	$2,918,000,000
Michael Mon	139	$27,998,000,000	5	$2,918,000,000
Paul DeNoon	147	$29,078,000,000	7	$3,010,000,000
Fernando Grisales	139	$27,998,000,000	5	$2,918,000,000
Douglas Peebles	467	$90,684,000,000	15	$5,528,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2008 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	None
Fernando Grisales	None
Michael Mon	None
Douglas Peebles	None
Matthew Sheridan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	May 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2008